UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name, or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

As previously announced, Gevo, Inc., a Delaware corporation (the “Company”), intends to offer and sell, subject to market and other conditions, common stock units (each a “Common Stock Unit”) in an underwritten public offering. The Company intends to use the net proceeds from the offering of Common Stock Units (the “Offering”), excluding any future proceeds from the exercise of the warrants included therein or sold in connection therewith, to fund capital to complete the side-by-side configuration of its Luverne, MN facility, to fund working capital and for other general corporate purposes. The Common Stock Units are being offered and sold pursuant to a base prospectus, dated May 15, 2013, and a prospectus supplement, dated July 31, 2014, pursuant to the Company’s registration statement on Form S-3 (File No. 333-187893), which was declared effective by the Securities and Exchange Commission (the “SEC”) on May 15, 2013.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated herein by reference.

Underwriting Agreement

On July 31, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC (the “Underwriter”) relating to the sale and issuance by the Company of Common Stock Units to the Underwriter in a firm commitment underwritten public offering. Each Common Stock Unit consists of one share of the Company’s common stock and a warrant to purchase 0.5 shares of the Company’s common stock (each a “Warrant”). The shares of common stock and Warrants will be immediately separable and will be issued separately but will be sold together in the Offering. The Warrants will be exercisable during the period commencing from the date of issuance and ending on August 5, 2019 at an exercise price of $0.85 per share of common stock (subject to adjustment under certain circumstances). Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriter has agreed to purchase, and the Company has agreed to sell, 30,000,000 Common Stock Units at the public offering price, less certain underwriting discounts and commissions. The Company has agreed to reimburse the Underwriter for certain of its out-of-pocket expenses.

The Underwriter proposes to offer the Company’s Common Stock Units directly to the public at the offering price of $0.60 per Common Stock Unit.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement are solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1, and the terms of which are incorporated herein by reference.

Amendments to Existing Agreements

On July 31, 2014, the Company and its subsidiaries, as guarantors, entered into a First Supplemental Indenture (the “First Supplemental Indenture”) with Wilmington Savings Fund Society, FSB, as trustee (the “Trustee”) and WB Gevo, Ltd., as Requisite Holder. The First Supplemental Indenture amends that certain Indenture, dated as of June 6, 2014, by and among the Company, and its subsidiaries, as guarantors, the Trustee, and Wilmington Savings Fund Society, FSB, as Collateral Trustee, to, among other things, permit the offering and issuance of the Warrants and the incurrence of indebtedness by the Company under the Warrants.

On July 31, 2014, the Company entered into an amendment (the “Whitebox Amendment”) to that certain Term Loan Agreement, dated May 9, 2014 (“Loan Agreement”), by and among the Company, WB Gevo, Ltd., as administrative agent (“Whitebox”), and the other parties thereto. The Whitebox Amendment amends the Loan Agreement to, among other things, permit the offering and issuance of the Warrants and the incurrence of indebtedness by the Company under the Warrants.

On July 31, 2014, the Company entered into (i) an amendment (the “Security Agreement Amendment”) to that certain Plain English Security Agreement (“Security Agreement”), by and between the Company and TriplePoint Capital LLC (“TriplePoint”), dated as of September 22, 2010, as amended, which secures the Company’s guarantee of the obligations of Agri-Energy, LLC, a Minnesota limited liability company (“Agri-Energy”), under that certain Amended and Restated Plain English Growth Capital Loan and Security Agreement, by and among the Company, Agri-Energy and TriplePoint, dated as of October 20, 2011 (as amended, the “Amended Agri-Energy Loan Agreement”); and (ii) an amendment (the “TriplePoint Amendment”) to the Amended Agri-Energy Loan Agreement. The Security Agreement Amendment and the TriplePoint Amendment amend the Security Agreement and Amended Agri-Energy Loan Agreement to, among other things, permit the offering and issuance of the Warrants and the incurrence of indebtedness by the Company under the Warrants.

The foregoing descriptions of the First Supplemental Indenture, the Whitebox Amendment, the Security Agreement Amendment and the TriplePoint Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of such agreements, copies of which are attached hereto as Exhibit 4.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and the terms of each of which are incorporated herein by reference.

Item 8.01.	Other Events.

On July 31, 2014, the Company issued a press release announcing that the Common Stock Units to be sold in the Offering would be sold at a public offering price of $0.60 per unit. The Offering is expected to close on or about August 5, 2014, subject to customary closing conditions. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Company has engaged J.P. Morgan Securities LLC to explore and evaluate strategic and financial alternatives that it might undertake in order to maximize stockholder value. The Company cannot provide any assurance that this engagement will result in the Company pursuing any potential strategic or financial alternative or that such an alternative, if pursued, will be completed.

Additional Information and Where to Find It

A shelf registration statement relating to the Common Stock Units to be issued in the Offering was filed with the SEC and is effective. Preliminary and final prospectus supplements describing the terms of the Offering have also been filed with the SEC. Copies of the final prospectus supplement and the accompanying prospectus relating to the securities being offered may also be obtained from Cowen and Company, LLC, c/o Broadridge Financial Services, 1155 Long Island Avenue, Edgewood, NY 11717, Attention: Prospectus Department, via telephone at 631-274-2806 or via facsimile at 631-254-7140. Electronic copies of the final prospectus supplement and accompanying prospectus will also be available on the SEC’s website at http://www.sec.gov.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and in the attached exhibits may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, the Company’s expectations regarding the sale of its securities in the Offering, the Company’s intended use of the net proceeds from the Offering, the anticipated closing date of the Offering, the Company’s evaluation of strategic and financial alternatives and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the prospectus supplement for the Offering. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated July 31, 2014, by and between Gevo, Inc. and Cowen and Company, LLC.

4.1	First Supplemental Indenture, dated July 31, 2014, by and among Gevo, Inc., the guarantors party thereto, Wilmington Savings Fund Society, FSB, as trustee, and WB Gevo, Ltd., as Requisite Holder.

5.1	Opinion of Paul Hastings LLP.

10.1	Consent and Second Amendment to Term Loan Agreement, dated July 31, 2014, by and among Gevo, Inc., the guarantors party thereto, the lender party thereto, and WB Gevo, Ltd., as administrative agent.

10.2	Fourth Amendment to Amended and Restated Plain English Growth Capital Loan and Security Agreement, dated July 31, 2014, by and among Gevo, Inc., Agri-Energy, LLC and TriplePoint Capital LLC.

10.3	Fifth Amendment to Plain English Security Agreement, dated July 31, 2014, by and between Gevo, Inc. and TriplePoint Capital LLC.

23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).

99.1	Press Release dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Mike Willis
Mike Willis
Chief Financial Officer

Date: July 31, 2014